U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2003

                      WILSON GREATBATCH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-16137                    16-1531026
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

      10,000 Wehrle Drive, Clarence, New York                       14031
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (716) 759-6901

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                Explanatory Note

      This amendment on Form 8-K/A to the Form 8-K filed on April 28, 2003 (the "8-K") is being furnished to include the balance sheet and income statement which were to be attached to the press release furnished as an exhibit to the 8-K.

ITEM 9. REGULATION FD DISCLOSURE

      On April 28, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter ended April 3, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 29, 2003                  WILSON GREATBATCH TECHNOLOGIES, INC.

                                         By: /s/ Lawrence P. Reinhold
                                             --------------------------------
                                             Lawrence P. Reinhold
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Accounting Officer)

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EXHIBIT                 DESCRIPTION
NUMBER                  -----------
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99.1                    Earnings Release of Wilson Greatbatch Technologies, Inc.
                        dated April 28, 2003.